SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549





                                 FORM 8-K

                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





                      Date of Report:  April 18, 1995



                              THE KROGER CO.
          (Exact name of registrant as specified in its charter)


An Ohio Corporation              No. 1-303             31-0345740
(State or other jurisdiction   (Commission File     (IRS Employer
of incorporation)                 Number)                Number)

1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

Item 5.   Other Events

          On April 18, 1995, the Company released its earnings for the first quarter 1995 in the form attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               99.1 Other Exhibits--Earnings Release for First
                                        Quarter 1995

SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   THE KROGER CO.


April 18, 1995                     By (Paul W. Heldman)
                                       Paul W. Heldman
                                       Vice President, Secretary
                                         and General Counsel

                               EXHIBIT INDEX


Exhibit

99.1      Other Exhibits--Earnings Release for First Quarter
          1995